UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2005

Burlington Northern Santa Fe Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535 41-1804964

(Commission File Number) (IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX 76131

(Address of Principal Executive Offices) (Zip Code)

(800) 795-2673

(Registrant's Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

The Compensation and Development Committee of the Board of Directors of Burlington Northern Santa Fe Corporation may, from time to time, award to its executive officers stock options, restricted stock units and performance stock under the terms and conditions of the Burlington Northern Santa Fe 1999 Stock Incentive Plan. Such awards are made pursuant to form award agreements. Attached hereto as exhibits are the Company's form of award agreements as amended effective May 2, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. See Exhibit Index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: May 6, 2005 By: /s/ Thomas N. Hund__________________

Thomas N. Hund

Executive Vice President and

Chief Financial Officer

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit

Number Description

10.1 Form of Award Agreement including Notice of Grant and Master Stock Option

Terms and Conditions (Incentive Stock Options)

10.2 Form of Award Agreement including Notice of Grant and Master Stock Option Terms and Conditions (Incentive Stock Options and Non-Qualified Stock Options)

10.3 Form of Award Agreement including Notice of Grant and Master Restricted Stock Unit Terms and Conditions

10.4 Form of Performance Stock Award Agreement